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                                                                    Exhibit 32.1

                           CERTIFICATION PURSUANT TO

                            18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DUSA Pharmaceuticals, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, D. Geoffrey Shulman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ D. Geoffrey Shulman
                                            -----------------------
                                            D. Geoffrey Shulman
                                            President, Chief Executive Officer,
                                            (Principal Executive Officer), and
                                            Chief Financial Officer (Principal
                                            Financial Officer)

Date: November 13, 2003